Exhibit 99.2

GMS Quarterly Review Fiscal Q1 2017

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which we distribute; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2016, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of September 13, 2016. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to September 13, 2016. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. 2

GMS at a Glance

GMS Overview

- #1 North American specialty distributor of interior construction products [1]
  - 13% market share in wallboard
  - 14% market share in ceilings
- Critical link between suppliers and highly fragmented customer base
- National scale combined with local expertise
- One-stop-shop for the interior contractor with broad product offering of 20,000+ SKUs
- Substantial diversification across customers, geographies and end markets

Fiscal Q1 2017 Net Sales Breakdown


Other
$127.8mm
23%
Steel Framing
$84.3mm
15%
Ceilings
$86.3mm
16%
Wallboard
$251.3mm
46%

National Scale Combined With Local Expertise


GMS Branch Locations
GMS Headquarters

GMS
GYPSUM MANAGEMENT & SUPPLY

(1) Based on FY2015 results. Wallboard share based on volume. Ceilings share based on sales.

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Q1 2017 Highlights 4 Above-Market Growth Attractive Capital Structure Accretive Acquisitions Continued Margin Improvement Net sales increased 21.5% to $549.8 million Base business net sales up 9.2% despite one fewer shipping day Wallboard unit volume grew 20.0% to 818 million square feet Net income tripled to $9.2 million Gross margin expanded 140 basis points to 32.5% Adjusted EBITDA grew 34.7% to $45.9 million Completed four acquisitions as of September 1, 2016, adding 8 branches across 5 states with combined LTM net sales and EBITDA of $135 million and $15.4 million, respectively Acquisitions closed since February 1, 2015 represented 59% of Q1 2017 net sales growth Completed Initial Public Offering in June 2016 Further improved balance sheet and credit metrics Corporate debt upgraded to B2/B+ from B3/B by Moody’s and Standard & Poor's in Q2 2017

Attractive Acquirer with Significant Consolidation Opportunity

Employee-centric culture and industry track record positions GMS to drive additional growth through acquisitions

Acquisition Strategy

Industry Structure:

- **Large, highly fragmented industry comprised of ~400 competitors**
- Similar business operations enable efficient integration
- Limited number of scaled players

Acquisition Strategy:

- Criteria: leading capabilities in targeted new markets / increase existing network density / enhance strategic capabilities
- Fit GMS culture and platform
- Deliver scale benefits
- **Attractive purchase price multiples**
- Dedicated M&A team

Pipeline:

- The majority of the market is comprised of local, independent competitors representing significant opportunity
- Maintain active dialogue with many potential targets at any given time

FY 2017 GMS Acquisitions

Acquisition	Rationale
OLYMPIA Building Supplies September 1, 2016 3 Branches	▪ LTM Sales of $52.9 million ▪ Strategic entrance into south Florida ▪ Founded in 2008, OBS is a leading supplier of wallboard and related construction products to the south Florida marketplace. OBS has developed a strong reputation for customer service and fits nicely with the GMS culture
STEVEN KEMPF Building Materials August 29, 2016 1 Branch	▪ LTM Sales of $46.8 million ▪ Strategic entrance into the greater Philadelphia metropolitan area ▪ Over its 20+ year operating history, SKBM has built an extremely strong reputation for customer service in the market which has garnered significant respect for its management team and also makes it a great fit with GMS core values
ROCKWISE July 5, 2016 3 Branches	▪ LTM Sales of $26.7 million ▪ Founded in 2009, RW is a leading supplier of wallboard and related construction products to the greater Arizona and southwestern Colorado markets ▪ Given its locations in Arizona and southwestern Colorado, RW has a strong commercial and multi-family residential focus which dovetails nicely with GMS's existing operations
Wall&Ceiling May 2, 2016 1 Branch	▪ LTM Sales of $8.5 million ▪ Founded in the early 1970s, W&CS is a leading supplier of wallboard and related construction products to the Seattle, WA and greater Puget Sound marketplaces ▪ Given its location in Seattle, WA, W&CS has a strong commercial and multi-family residential focus which compliments GMS's existing position in the market

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Continue to Use Multiple Levers to Drive Growth 6 (5) Net Sales ($ mm) Fiscal Q1 2017 Net Sales Strong track record of executing profitable growth strategy (5) When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. Fiscal Q1 2017 Performance End Market Recovery and Expansion Market Growth Operating Leverage Operational Excellence Margin Expansion Organic Growth Strategic Acquisitions Strategic Acquisition Opportunities in Highly Fragmented Market Continued Market Share Gains Greenfield Branch Openings +21.5% YOY +9.2% Base Business YOY $452.4 $549.8 $427.7 $467.2 $24.7 $82.6 $0 $200 $400 $600 Fiscal Q1 2016 Fiscal Q1 2017 Base Business Acquisitions ($ in millions) Fiscal Q1 YOY Base FY16 FY17 Growth Business (1) Wallboard Volume (MSF) 681 818 20.0% 8.8% Wallboard Price ($/'000 Sq. Ft.) 310 $ 307 $ (0.7%) Net Sales Wallboard 210.9 $ 251.3 $ 19.1% 6.8% Ceilings 79.0 86.3 9.3% 3.4% Steel Framing 67.3 84.3 25.3% 6.0% Other Products 95.3 127.9 34.2% 22.9% Total Net Sales 452.4 $ 549.8 $ 21.5% 9.2%

One-Stop-Shop Outsized Impact on Other Products Sales “One-stop-shop” for the Interior Contractor Interior Contractor Wallboard Steel Framing Joint Compound Tools Safety Products Insulation GMS sells a complementary and complete product offering to the interior contractor who installs wallboard, ceilings, steel framing and all the ancillary products needed to complete the job Ceilings Fasteners Other products net sales benefitting from significant pull through factor and further supplemented by pricing improvements, retail showrooms, acquisitions and other initiatives 7 Net Sales ($ mm) Fiscal Q1 2017 Other Product Net Sales Represents complementary product (other products) +34.2% YOY +22.9% Base Business YOY $95.2 $127.8 $83.3 $102.5 $11.9 $25.3 $0 $50 $100 $150 Fiscal Q1 2016 Fiscal Q1 2017 Base Business Acquisitions

Margin Expansion in Fiscal Q1 2017 8 Gross Profit ($ mm) FY 2016 Gross Profit & Margin Tailored investments in Yard Support Center, IT and branch talent to support our growth are paying off (5) Adj. EBITDA ($ mm) FY 2016 Adjusted EBITDA (1) For a reconciliation of Adj. EBITDA to Net Income (loss), the most directly comparable GAAP metric, see Appendix. Margin(1): 7.5% 8.4% Gross margin increased 140 basis points, primarily driven by increased product margins and, to a lesser extent, product mix Partially offsetting higher gross profit were higher operating expenses at the branch level to support growth in sales Adjusted EBITDA grew 34.7% to $45.9 million reflecting stronger sales activity Adjusted EBITDA margin improved ~80 basis points to 8.4% as a percentage of net sales reflecting better product margins Commentary +34.7% YOY $34.1 $45.9 $0 $10 $20 $30 $40 $50 Fiscal Q1 2016 Fiscal Q1 2017

Attractive Capital Structure Post IPO

Commentary

- Leverage of 3.4x Net Debt / LTM Adj. EBITDA as of 7/31/16, after use of $157.2 million net proceeds from IPO and $2.8 million cash on hand to pay off $160 million Second Lien Term Loan
- Continued improvement in credit metrics from 6.0x Net Debt / LTM Adj. EBITDA as of 4/30/14 and 4.9x as of 4/30/15
- There remains a significant degree of liquidity in the business, with $9.8 million of cash on hand and an additional $132 million undrawn on the ABL facility as of 7/31/16
- In Q2 2017, Moody's and Standard & Poor's upgraded GMS corporate debt to B2/B+ from B3/B based on increased construction activity and improved credit metrics

Leverage Summary

($ mm)	4/30/14 FYE	4/30/15 FYE	4/30/16 FYE	7/31/16 LTM
Cash	$33	$12	$19	$10
Asset-Based Revolver	-	17	102	157
First Lien Term Loan	390	386	382	381
Second Lien Term Loan	160	160	160	-
Capital Lease and Other	2	10	14	15
Total Debt	**$552**	**$573**	**$658**	**$553**
PF Adj. EBITDA (1)	$87	$114	$150	$161
Total Debt / PF Adj. EBITDA	6.3x	5.0x	4.4x	3.4x
Net Debt / PF Adj. EBITDA	6.0x	4.9x	4.3x	3.4x

Net Debt / Adjusted EBITDA


6.0x
4.9x
4.3x
3.4x
4/30/14
4/30/15
4/30/16
LTM 7/31/16

(1) PF Adjusted EBITDA includes the earnings of acquired entities from the beginning of the periods presented to the date of such acquisitions, as well as certain purchasing synergies and cost savings, as defined in and permitted by the ABL Facility and the First Lien Facility, and which is used in the calculation of certain baskets to covenants in the Company's debt agreements, including in connection with the Company's ability to incur additional indebtedness. PF Adjusted EBITDA for the LTM period ending 7/31/16, fiscal year ended 4/30/16 and fiscal year ended 4/30/15 include PF adjustments of $11.3 million, $12.1 million and $8.1 million, respectively. For a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

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Appendix

Summary Quarterly Financials

(In millions, except per share data) *(Unaudited)*	1Q16	2Q16	3Q16	4Q16	FY16	1Q17
Wallboard Volume (MSF)	681	700	646	816	2,843	818
Wallboard Price ($ / '000 Sq. Ft.)	$ 310	$ 306	$ 305	$ 305	$ 306	$ 307
Wallboard	$ 211	$ 214	$ 197	$ 249	$ 871	$ 251
Ceilings	79	75	65	78	297	86
Steel framing	67	70	66	78	281	84
Other products	95	99	92	122	409	128
Net sales	452	458	420	527	1,858	550
Cost of sales	312	314	286	353	1,265	371
Gross profit	141	144	134	174	593	179
Operating expenses:						
Selling, general and administrative expenses	110	114	112	133	470	135
Depreciation and amortization	16	15	16	17	64	16
Total operating expenses	126	130	128	150	534	151
Operating income (loss)	15	14	6	24	59	28
Other (expense) income:						
Interest expense	(9)	(9)	(9)	(9)	(37)	(8)
Change in fair value of financial instruments	-	-	-	(0)	(0)	(0)
Write-off of discount and deferred financing costs	-	-	-	-	-	(5)
Other income, net	1	0	1	2	4	1
Total other (expense), net	(9)	(9)	(9)	(7)	(34)	(12)
Income (loss) from continuing operations, before tax	6	5	(3)	17	25	15
Income tax expense (benefit)	3	3	(1)	8	13	6
Net income (loss)	3	3	(2)	9	13	9
Weighted average shares outstanding:						
Basic	32,677	32,738	32,891	32,893	32,799	38,201
Diluted	32,831	32,898	32,891	33,155	33,125	38,602
Net income (loss) per share:						
Basic	$ 0.09	$ 0.09	$ (0.07)	$ 0.27	$ 0.38	$ 0.24
Diluted	$ 0.09	$ 0.09	$ (0.07)	$ 0.27	$ 0.38	$ 0.24

Note: Fiscal year end April 30.

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Quarterly Net Sales Note: Fiscal year end April 30. When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. FY16 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY17 vs. FY16 comparative period. Quarterly business days for FY17 are 63, 65, 63 and 63 for 1Q17, 2Q17, 3Q17 and 4Q17, respectively. Includes greenfields, which we consider extensions of “base business.” FY16 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions 12 ($ in millions) 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 (Unaudited) Base Business (1) (2) 428 $ 432 $ 379 $ 451 $ 1,642 $ 467 $ Acquisitions (2) 25 26 41 76 216 83 Total Net Sales 452 $ 458 $ 420 $ 527 $ 1,858 $ 550 $ Business Days (3) 64 64 61 65 254 63 Net Sales by Business Day 7.1 $ 7.2 $ 6.9 $ 8.1 $ 7.3 $ 8.7 $ Base Business Branches (4) (5) 149 151 152 153 153 153 Acquired Branches (5) 7 8 26 33 33 37 Total Branches 156 159 178 186 186 190

Quarterly Net Income to Adjusted EBITDA

GAAP Adjusted EBITDA Reconciliation

($ in 000s) *(Unaudited)*		1Q16	2Q16	3Q16	4Q16	FY16	1Q17
Net Income (Loss)		**$ 3,011**	**$ 2,825**	**$ (2,212)**	**$ 8,940**	**$ 12,564**	**$ 9,163**
Add: Income Tax Expense		2,855	2,623	(819)	7,925	12,584	6,159
Less: Interest Income		(230)	(208)	(247)	(243)	(928)	(43)
Add: Interest Expense		9,257	9,260	9,473	9,428	37,418	13,003
Add: Depreciation Expense		7,273	6,465	6,469	6,460	26,667	6,382
Add: Amortization Expense		8,792	8,797	9,540	10,419	37,548	9,413
EBITDA		**$30,958**	**$29,762**	**$22,204**	**$ 42,929**	**$125,853**	**$44,077**
Adjustments							
Stock appreciation rights expense (benefit)	(A)	594	692	337	365	1,988	(92)
Redeemable noncontrolling interests	(B)	554	451	167	(292)	880	292
Equity-based compensation	(C)	498	863	728	610	2,699	673
Severance and other permitted costs	(D)	557	824	52	(1,054)	379	140
Transaction costs (acquisition and other)	(E)	415	1,340	1,057	939	3,751	654
Loss (gain) on disposal of assets		(25)	305	(205)	(720)	(645)	(198)
AEA management fee	(F)	562	563	562	563	2,250	188
Effects of fair value adjustments to inventory	(G)	-	-	786	223	1,009	164
Interest rate swap / cap mark-to-market	(H)	-	-	-	19	19	43
Total Add-Backs		**$ 3,155**	**$ 5,038**	**$ 3,484**	**$ 653**	**$ 12,330**	**$ 1,864**
Adjusted EBITDA		**$34,113**	**$34,800**	**$25,688**	**$ 43,582**	**$138,183**	**$45,941**
Contributions from acquisitions - prior year	(I)	4,896	4,991	2,073	132	12,093	
Contributions from acquisitions - current year	(I)		1,227	856	1,232	3,315	811
Pro-forma Adjusted EBITDA		**$39,009**	**$41,018**	**$28,617**	**$ 44,946**	**$153,591**	**$46,752**

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities

E. Represents one-time costs related to the IPO and acquisitions paid to third party advisors

F. Represents management fees paid to AEA, which were discontinued after the IPO

G. Non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Mark to market adjustments for certain financial instruments

I. Full year (i.e. predecessor) pro forma impact of acquisitions assuming a May 1st purchase

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Quarterly Cash Flows 14 ($ in millions) (Unaudited) 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 Net income (loss) $ 3.0 $ 2.8 $ (2.2) $ 8.9 $ 12.6 $ 9.2 Non-cash changes (2.6) 17.2 12.2 35.4 62.2 (5.0) Changes in primary working capital components: Trade accounts and notes receivable (21.8) (2.1) 25.8 (29.2) (27.3) (19.4) Inventories 0.4 (0.6) (0.0) (0.4) (0.7) (17.1) Accounts payable 2.7 (1.2) (15.6) 15.2 1.1 1.7 Cash provided by (used in) operating activities (18.4) 16.1 20.2 29.8 47.7 (30.6) Purchases of property and equipment (1.5) (1.2) (1.3) (3.7) (7.7) (2.6) Proceeds from sale of assets 0.4 5.7 0.7 3.1 9.8 0.8 Purchase of financial instruments - - - - - - Acquisitions of businesses, net of cash acquired - (0.9) (82.9) (29.9) (113.6) (23.3) Cash (used in) provided by investing activities (1.0) 3.6 (83.5) (30.5) (111.4) (25.0) Cash provided by (used in) financing activities 20.3 (23.5) 61.3 12.4 70.5 46.4 Increase (decrease) in cash and cash equivalents 0.9 (3.8) (2.0) 11.7 6.8 (9.2) Balance, beginning of period 12.3 13.2 9.4 7.4 12.3 19.1 Balance, end of period $ 13.2 $ 9.4 $ 7.4 $ 19.1 $ 19.1 $ 9.8 Supplemental cash flow disclosures: Cash paid for income taxes $ 4.5 $ 9.7 $ 8.0 $ 3.9 $ 26.1 $ 6.5 Cash paid for interest $ 7.9 $ 8.6 $ 8.3 $ 9.8 $ 34.6 $ 6.6 Historical

SG&A Adjustments Table

GAAP SG&A Reconciliation

(Unaudited)

($ in millions)

		1Q16	2Q16	3Q16	4Q16	FY2016	1Q17
SG&A - Reported		**$ 110.2**	**$ 114.4**	**$ 112.2**	**$ 133.2**	**$ 470.0**	**$ 135.1**
Adjustments							
Stock appreciation rights expense (benefit)	(A)	(0.6)	(0.7)	(0.3)	(0.4)	(2.0)	0.1
Redeemable noncontrolling interests	(B)	(0.6)	(0.5)	(0.2)	0.3	(0.9)	(0.3)
Equity-based compensation	(C)	(0.5)	(0.9)	(0.7)	(0.6)	(2.7)	(0.7)
Severance and other permitted costs	(D)	(0.6)	(0.8)	(0.1)	(0.1)	(1.6)	(0.1)
Transaction costs (acquisition and other)	(E)	(0.4)	(1.3)	(1.1)	(0.9)	(3.8)	(0.7)
Loss (gain) on disposal of assets		0.0	(0.3)	0.2	0.7	0.6	0.2
AEA management fee	(F)	(0.6)	(0.6)	(0.6)	(0.6)	(2.2)	(0.2)
SG&A - Adjusted		**$ 107.1**	**$ 109.3**	**$ 109.5**	**$ 131.6**	**$ 457.6**	**$ 133.4**

Commentary

A. Represents non-cash compensation expenses related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of stock options

D. Represents severance and other costs permitted in calculations under the ABL Facility and the Term Loan Facilities

E. Represents one-time costs related to the IPO and acquisitions paid to third party advisors

F. Represents management fees paid to AEA, which were discontinued after the IPO. 1Q17 includes fees paid for the month of May

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